Exhibit 99.1

FINAL

Contact
Financial:	For Immediate Release
Accelrys
John Hanlon
(858) 799-5575
jhanlon@accelrys.com

Media:
Accelrys
Ian Clements
(858) 799-5440
iclements@accelrys.com

Accelrys Announces the Completion of the Merger with SciTegic

SAN DIEGO, CA; September 28, 2004 – Accelrys, Inc. (NASDAQ: ACCL) today announced the completion of its merger with  SciTegic, Inc., a leading provider of workflow software solutions for the research science market. SciTegic is now a wholly-owned subsidiary of Accelrys.

“We are excited to announce the close of our merger with SciTegic,” said Mark Emkjer, Accelrys’ president and chief executive officer. “We believe the addition of SciTegic’s rapidly growing and profitable business will ultimately drive greater value for our shareholders.”

“Bringing together the breadth of Accelrys’ product line and the strength of Pipeline Pilot™ furthers our objective of becoming the partner of choice for research IT,” Emkjer continued. “We believe the combined company, which will continue SciTegic’s strategy of  vendor-independence,  offers the best solution to  research scientists  searching for a workflow productivity tool.”

SciTegic remains in San Diego. Matt Hahn, co-founder and CEO of SciTegic, continues to manage SciTegic’s operations and reports to Mark Emkjer, Accelrys’ CEO.

About Accelrys, Inc.

Accelrys, Inc. (NASDAQ: ACCL) is a leading provider of software for computation, simulation, and the management and mining of scientific data used by biologists, chemists and materials scientists, including nanotechnology researchers, for product design as well as drug discovery and development. Accelrys technology and services are designed to meet the needs of today’s leading research organizations. The company is headquartered in San Diego, California. For more information about Accelrys, visit its website at http://www.accelrys.com/.

About SciTegic

SciTegic, Inc. is a privately held San Diego company that develops and markets informatics software to the pharmaceutical and biotechnology industries. The company is pioneering a new technology approach called ‘Data Pipelining’ to process drug discovery data with unprecedented flexibility. This new methodology has established its utility by accelerating informatics research for nearly one thousand users at over one hundred customer sites worldwide. Further information about SciTegic is available at http://www.scitegic.com/.

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This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”).  Accelrys disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the safe harbor for forward-looking statements contained in the Act.  Examples of such forward-looking statements include statements relating to the  expected advantages of the merger to Accelrys and its employees, shareholders and customers and the market opportunity for PipeLine Pilot. Accelrys has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Accelrys’ strategic plans, the acceptance of new products, the obsolescence of existing products, the resolution of existing and potential future patent issues,  the risk that PipeLine Pilot will not perform as anticipated or will not be integrated into Accelrys’ product portfolio as currently planned, additional competition, changes in economic conditions, and other risks described in documents Accelrys has filed with the Securities and Exchange Commission, including its, most recent report on Form 10-Q. All forward-looking statements in this document are qualified entirely by the cautionary statements included in this document and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document.